EQUITRUST SERIES FUND, INC.

Supplement to Prospectus
dated December 1, 2005

The Board of Directors of the Fund has approved the termination of offering Class B Shares of the Portfolios, effective as of the close of business on March 15, 2006. Existing Class B shareholders may continue as Class B shareholders, continue their reinvestment program of dividends and capital gains distributions into Class B shares, and exchange their Class B Shares for Class B Shares of the other Portfolios. New or additional investments into Class B Shares, other than those noted above, will not be permitted after March 15, 2006. All Class B share attributes, including the associated Rule 12b 1 distribution fee, contingent deferred sales charge and conversion features will continue for all Class B Shares outstanding on March 16, 2006 or acquired upon reinvestment of dividends.

Supplement dated February 23, 2006

Please retain this supplement with your Prospectus for future reference.